UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2013

VAPOR CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-19001	84-1070932
(Commission File Number)	(IRS Employer Identification No.)

3001 Griffin Road, Dania Beach, Florida	33312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 766-5351

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Securities Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective May 9, 2013, the Board of Directors of Vapor Corp. (the “Company”) elected each of Jeffrey Holman and Doron Ziv as members of the Board of Directors to serve until his successor is duly elected and qualified or until his earlier resignation, removal from office or death.

Immediately prior to Messrs. Holman’s and Ziv’s election to the Board of Directors, the Board of Directors approved an amendment to the Company’s Bylaws, as described in Item 5.03 below, in order to increase and fix the size of the Board above one (1) member and thereupon increased the size of the Board to three (3) members from one (1) member.

Mr. Holman serves as the Company’s President, is a director of the Company’s operating subsidiary Smoke Anywhere USA, Inc. and is a greater than 5% stockholder of the Company. The following information is incorporated by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on March 29, 2013 (the “2012 Form 10-K”):

•	Biographical and other background information regarding Mr. Holman under the caption “Executive Officers” in Item 10;

•	Information regarding Mr. Holman’s compensation and employment agreement under the caption “Arrangements with Named Executive Officer and Recently Appointed President” in Item 11;

•	Information regarding Mr. Holman’s ownership of securities of the Company under the caption “Security Ownership of Certain Beneficial Owners and Management” in Item 12; and

•	Related party transactions regarding Mr. Holman in Item 13.

Mr. Ziv is an employee of the Company, is a director of the Company’s operating subsidiary Smoke Anywhere USA, Inc. and is a greater than 10% stockholder of the Company. Mr. Ziv has been an employee of the Company since January 1, 2012 and has served as a director of Smoke Anywhere USA, Inc. since its inception on March 24, 2008. Mr. Ziv has been the owner of USA Air Duct Cleaners, LLC, a South Florida-based air conditioning company since 2006. The following information is incorporated by reference to the 2012 Form 10-K:

•	Information regarding Mr. Ziv’s ownership of securities of the Company under the caption “Security Ownership of Certain Beneficial Owners and Management” in Item 12; and

•	Related party transactions regarding Mr. Ziv in Item 13.

There are no arrangements or understandings between either Messrs. Holman or Ziv and any other person pursuant to which either of them was selected as a director.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 9, 2013, the Board of Directors of the Company approved an amendment to Section 2.2 of Article 2 of the Bylaws of the Company pursuant to which the size of the Board may be increased above one (1) member rather than limited solely to one (1) member.

The foregoing description of the amendment to Section 2.2 of Article 2 of the Bylaws of the Company is not complete and is qualified in its entirety to the complete copy of the Bylaws, as amended, filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Bylaws, as amended, of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR CORP.

(Registrant)

By:	/s/ Harlan Press
Harlan Press Chief Financial Officer

Date: May 9, 2013

Exhibit Index

Exhibit Number	Description

3.1	Bylaws, as amended, of the Company

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